UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		001-36007	46-2519850
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events

On February 24, 2023, Physicians Realty Trust (the “Company”) and its operating partnership, Physicians Realty L.P., filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (No. 333-269992) (the “New Registration Statement”), which replaced the existing automatic shelf registration statement on Form S-3ASR (No. 333-236725) filed with the SEC on February 27, 2020 (the “Prior Registration Statement”).

In connection with the filing of the New Registration Statement, the Company filed on February 24, 2023 (i) a prospectus supplement covering the sale of the common shares of beneficial interest in the Company (“Common Shares”) having aggregate sales proceeds of up to $158,622,656 through each of BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. as sales agents for the Company and/or forward sellers and Stifel, Nicolaus & Company, Incorporated as sales agent for the Company and Bank of Montreal, Credit Agricole Corporate and Investment Bank, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. as forward purchasers for the Company, from time to time, by any method deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “ATM Program”), which was filed solely to continue the sale of Common Shares that remain unsold pursuant to the Company’s ATM program, which were previously registered under the Prior Registration Statement and (ii) a prospectus supplement covering the sale of the 1,283,034 Common Shares remaining available for issuance under the Company’s Dividend Reinvestment and Share Purchase Plan (the “DRIP”), which Common Shares were previously registered under the Prior Registration Statement.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the New Registration Statement: (i) validity opinions with respect to the Common Shares and (ii) an opinion with respect to tax matters.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

5.1	Opinion of Venable LLP with respect to the ATM Program
5.2	Opinion of Venable LLP with respect to the DRIP
8.1	Opinion of Baker & McKenzie LLP with respect to ATM Program tax matters
8.2	Opinion of Baker & McKenzie LLP with respect to DRIP tax matters
23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2 above)
23.2	Consent of Baker & McKenzie LLP (included in Exhibits 8.1 and 8.2 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 24, 2023		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP with respect to the ATM Program
5.2	Opinion of Venable LLP with respect to the DRIP
8.1	Opinion of Baker & McKenzie LLP with respect to ATM Program tax matters
8.2	Opinion of Baker & McKenzie LLP with respect to DRIP tax matters
23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2 above)
23.2	Consent of Baker & McKenzie LLP (included in Exhibits 8.1 and 8.2 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)